UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 24, 2008
Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-08822 (Commission File Number)	56-2405642 (IRS Employer Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona (Address of principal executive offices)	85004 (Zip Code)
Registrant’s telephone number including area code: (602) 256-6263
Not applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02.	Results of Operations and Financial Condition

Item 9.01.	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 2.02.	Results of Operations and Financial Condition
     On January 24, 2008, Cavco Industries, Inc., a Delaware corporation (the “Corporation”), announced its financial results for its fiscal third quarter and nine months ended December 31, 2007. A copy of the Corporation’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated in this Item 2.02 by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press Release dated January 24, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC. (Registrant)
By:	/s/ Daniel L. Urness
	Name:	Daniel L. Urness
	Title:	Chief Financial Officer

Date: January 24, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated January 24, 2008